UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2008
CNB FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

West Virginia	0-30665	55-0773918

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 S, WASHINGTON STREET
BERKELEY SPRINGS, WV 25411
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (304) 258-1520

Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Section 2 — Financial Information

Item 2.02	Results of Operations and Financial Condition.
On April 15, 2008, CNB Financial Services, Inc. (“the Company”) issued a press release, attached as Exhibit 99, announcing the Company’s first quarter 2008 earnings. Attached hereto and incorporated herein by reference is the revised statement of condition which revises the statement of condition contained therein to change the amounts under other assets from $696,671 to $618,482 and accrued expenses and other liabilities from $3,195,935 to $3,117,746. Furnished as Exhibit 99 and incorporated herein by reference is the revised press release issued by the Company announcing its first quarter 2008 earnings.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
     (c) Exhibits

99	Press release issued on April 15, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL SERVICES, INC.
	By:	/s/ Thomas F. Rokisky
Thomas F. Rokisky
Date: April 15, 2008		President/CEO